Exhibit 99.02

BANK OF MARIN BANCORP SPECIAL MEETING OF SHAREHOLDERS — JULY 28, 2021 The undersigned shareholder(s) of Bank of Marin Bancorp (the “Company”) hereby appoint(s), constitute(s) and nominate(s) Kevin R. Kennedy, Steven I. Barlow and William H. McDevitt, Jr., and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of the Company which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company to be held on July 28, 2021, at 10:00 a.m. PT (local time) at the Company’s Corporate Headquarters, 504 Redwood Boulevard, Novato, California, and any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as stated on reverse side. Notice to Participants in the Bank of Marin ESOP and 401(k) plans: If you participate in the Bank of Marin 401(k) Plan, please be advised that each Participant will be entitled to vote those shares allocated to his or her Account. This proxy, when properly executed, will be voted as specified therein. If this voting instruction card is not properly completed and signed, or if it is not timely received by the designated tabulator, shares allocated to a participant’s account will be voted in the same proportion as those shares for which instructions are received. The Proxies are authorized to vote upon such other matters as may properly come before the meeting. If you participate in the Bank of Marin Employee Stock Ownership Plan, please be advised that each Participant will be entitled to vote those shares allocated to his or her Account. This proxy, when properly executed, will be voted as specified therein. For all allocated shares, if this voting instruction card is not properly completed and signed, or if it is not timely received by the designated tabulator, shares allocated to a participant’s account will be voted in the same proportion as those shares for which instructions are received. Unallocated shares will be voted by the trustee as directed by the Company to the extent permitted by ERISA. The Proxies are authorized to vote upon such other matters as may properly come before the meeting. The deadline to provide voting instructions for shares held in the foregoing plans is Thursday, July 22, 2021 at 1:00 a.m. Pacific Time. WHEN PROPERLY EXECUTED AND DELIVERED, THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S), OR IF NO INSTRUCTIONS ARE GIVEN BY THE SHAREHOLDER(S), THE PROXY HOLDERS WILL VOTE “FOR” EACH OF THE LISTED PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS, AND MAY BE REVOKED BY THE SHAREHOLDER(S) DELIVERING IT PRIOR TO ITS EXERCISE BY FILING WITH THE CORPORATE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE MEETING AND VOTING IN PERSON. THANK YOU FOR YOUR VOTE. (Continued and to be dated and signed on reverse side) SEE REVERSE SIDE 5TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE REVOCABLE PROXY, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED5

Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF “FOR” ON PROPOSAL 1 AND PROPOSAL 2. Please mark vote as indicated in this example 1. Approval of Merger and Merger Agreement. To consider and vote on a merger, and the Agreement to Merge and Plan of Reorganization dated as of April 16, 2021 (the “merger agreement”) with American River Bankshares (“AMRB”), under which AMRB will merge with and into Bank of Marin Bancorp (“BMRC”), with BMRC surviving (the “merger”), followed immediately thereafter by the merger of AMRB’s wholly-owned subsidiary American River Bank with and into BMRC’s wholly owned subsidiary Bank of Marin, with Bank of Marin surviving (the “bank merger”), as more particularly describe 2. Adjournment. To approve the adjournment or postponement of the special meeting, if necessary or appropriate, including to solicit additional proxies to approve the merger and merger agreement. Date (Signature) (Signature if held jointly) Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. PLEASE SIGN, DATE AND RETURN THIS REVOCABLE CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE 5 TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE REVOCABLE PROXY, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED5